Exhibit 5


Application for Flexible Payment Variable Accumulation Deferred Annuity Contract

                               WRL FREEDOM PREMIER

                          VARIABLE ANNUITY APPLICATION









                                   [WRL LOGO]

APPLICATION INSTRUCTIONS

1       ANNUITANT
--------------------------------------------------------------------------------
        Please provide all of the information requested for the Annuitant. The Annuitant is the person who will receive the Annuity Payments and on whose life expectancy payments are based. Provide the Annuitant's Social Security Number.

2       CONTRACT OWNER
--------------------------------------------------------------------------------
        Complete ONLY if Contract Owner is not the same as the Annuitant.

        Please provide all of the information requested for the Contract Owner. Should the Owner be a Trust, a complete trust date must be supplied. If this is to be an Individual Retirement Annuity, the Contract Owner must be the same as the Annuitant. Provide the Contract Owner's Taxpayer Identification Number. For individuals, this is the Social Security Number, for corporations, this is the Federal Employer Tax Identification Number. In the event the contract is Jointly owned, taxation will be reported under the Social Security Number listed in this section.

3       JOINT CONTRACT OWNER
--------------------------------------------------------------------------------
        NOTE: IF THIS CONTRACT IS INTENDED TO BE AN INDIVIDUAL RETIREMENT ANNUITY (IRA), A JOINT CONTRACT OWNER IS NOT PERMITTED.

        Joint Owners may be named provided the Joint Owners are husband and wife. (Distributions from Jointly Owned contracts will be made payable to both husband and wife.)

4       BENEFICIARY DESIGNATION
--------------------------------------------------------------------------------
        The Primary Beneficiary will receive the death benefit proceeds payable in the event of the Owner's death, or the Annuitant's death, if the Owner is not a natural person. If the Primary Beneficiary is already deceased, the Contingent Beneficiary, if designated, will receive the death benefit proceeds; otherwise, the proceeds will be paid to the Owner's estate. In the event of the death of one Joint Owner, the contract will continue with the surviving Joint Owner as sole Owner. The relationship of the Beneficiary to the Annuitant must be provided.

5       NAME OF ANNUITY
--------------------------------------------------------------------------------
        The Name of Annuity being applied for must be indicated.

6       TYPE OF PLAN
--------------------------------------------------------------------------------
        The annuity will be issued as the type of plan indicated in this section.

        (IRA SOURCES: TRANSFER - Trustee to Trustee; ROLLOVER/DIRECT ROLLOVER - Qualified Retirement Plan to IRA, (Trustee to Trustee or Trustee to Individual/Participant); Conduit - IRA established from a Direct Rollover with the intent to roll back into another Qualified Retirement
        Plan)

7       REPLACEMENT
--------------------------------------------------------------------------------
        The Contract Owner must answer the replacement question.

        If replacing a life insurance policy or an annuity contract from another company, please check the box marked "Yes", and complete the required form(s). If not replacing a policy or a contract, check the box marked "No."

8       INITIAL PREMIUM
--------------------------------------------------------------------------------
        Refer to the prospectus for the minimum initial purchase payment, payable by check, wire transfer* or by an Exchange or Transfer. Indicate the initial purchase amount if enclosed with the application.

        * CONTACT THE HOME OFFICE FOR WIRING INSTRUCTIONS.

9       SPECIAL INSTRUCTIONS
--------------------------------------------------------------------------------
        Complete this section to indicate any special remarks.

10      ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
        Complete this section if the Contract Owner would like a Statement of Additional Information.

11      INVESTMENT SELECTION
--------------------------------------------------------------------------------
        Payments may be allocated to any combination of the available Sub-Accounts, or the Fixed Account. Please indicate each allocation selected as a whole percentage of the Purchase Payment; note that the allocations must total 100%.

        Future premiums will be allocated as shown in this section, unless the Contract Owner notifies Western Reserve Life differently in writing.

12      STATEMENT OF OWNER
--------------------------------------------------------------------------------
        The Owner must sign, as indicated, exactly as the name appears in either
        Section 1, if Annuitant and Owner are the same, or in Section 2, if Annuitant and Owner are different. In the event of Joint Owners, the Joint Owners must sign, as indicated, exactly as the names appear in
        Section 2 and Section 3. The State in which the application was written and the date signed are also required.

        NOTE: SOME STATES REQUIRE THAT THE CONTRACT OWNERS(S) ACKNOWLEDGE A FRAUD WARNING STATEMENT. PLEASE REFER TO THE FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED.

13      BROKER/DEALER INFORMATION
--------------------------------------------------------------------------------
        The Registered Representative signature and the date signed are required. Complete all of the remaining information by PRINTING CLEARLY.

        The Registered Representative must answer the replacement question.


--------------------------------------------------------------------------------
AA00102

                                                   OPTIONAL FEATURE INSTRUCTIONS

14      TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
        Your variable annuity contract will automatically receive telephone transfer and withdrawal privileges described in the applicable prospectus unless instructions to the contrary are indicated.

        Western Reserve Life will not be liable for complying with the telephone instructions it reasonably believes to be authentic, nor for any loss, damage, costs or expense in acting on such telephone instructions, and Owners will bear the risk of any such loss. Western Reserve Life will employ such procedures to confirm that the telephone instructions are genuine. If Western Reserve Life does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon such telephone instructions, providing written confirmation of such transactions to Owners and/or tape recording of telephone transaction instructions received.

15      AUTOMATIC MONTHLY INVESTING
--------------------------------------------------------------------------------
        Complete this section if Automatic Monthly Investing by electronic funds is desired. A voided, unsigned check from the bank account to be debited must be attached to the application. Automatic Monthly Investing will be processed on the date specified herein. If the date an Automatic Monthly Investing transaction would otherwise be processed falls on a non-business day, the Automatic Monthly Investing will be processed on the next business day. The amount debited will be allocated according to the instructions in Section 11 of the Application, or as subsequently changed in writing by the Owner. Credit Unions and Savings account may not be eligible, please consult your banking institution.

        ONLY ONE OF THE FOLLOWING OPTIONS IN SECTIONS 16, 18 OR 19 MAY BE
        CHOSEN.

16      DOLLAR COST AVERAGING
--------------------------------------------------------------------------------
        Complete this section if Dollar Cost Averaging is desired. If selected, Western Reserve Life will automatically transfer the stated amount(s) from the designated Sub-Account(s) or the Fixed Account* to the other Sub-Account(s) or Fixed Account indicated on the chosen date of each month. The "Dollar Cost Averaging" feature is a long-term investment method that provides for regular, level investments over time. Western Reserve Life makes no guarantee that the Dollar Cost Averaging feature, if implemented, will result in a profit or protect from loss. To complete this section, indicate the Sub-Account(s) or Fixed Account* from which the Dollar Cost Averaging are to be made, one Sub-Account or Fixed Account* per "From" line. A minimum of $10,000 must be allocated in each Sub-Account chosen (or Fixed Account*) at the time this option is initiated. At least $1,000 in the aggregate must be transferred each month. *NO MORE THAN 1/10 OF THE AMOUNT IN THE FIXED ACCOUNT AT THE BEGINNING OF THE DOLLAR COST AVERAGING CAN BE TRANSFERRED EACH MONTH. (NOTE: THIS OPTION IS NOT AVAILABLE IF "AUTOMATIC WITHDRAWAL OR ASSET REBALANCING" OPTION IS SELECTED.)

17      ADDITIONAL BENEFITS ELECTION
--------------------------------------------------------------------------------
        The additional benefit option allows you to choose either an alternative Death Benefit in addition to the standard death benefit for the chosen product, or a minimum annuitization value option for your contact. These options must be elected at the time the application is taken. The Guaranteed Minimum Income Benefit and the additional Death Benefit options are not available if the annuitant is age 74 or older.

18      ASSET REBALANCING
--------------------------------------------------------------------------------
        Complete this section if Asset Rebalancing is desired. If selected, Western Reserve Life will automatically transfer amounts among the chosen Sub-Accounts on the frequency selected to maintain a desired allocation of the annuity purchase value among the various Sub-Accounts offered. Western Reserve Life makes no guarantee that the Asset Rebalancing feature, if implemented, will result in a profit or protect against loss. To be eligible, a minimum initial purchase payment of $10,000 must accompany this application. *ASSET REBALANCING IS NOT AVAILABLE FOR ANY AMOUNTS IN THE FIXED ACCOUNT (NOTE: THIS OPTION IS NOT AVAILABLE IF "AUTOMATIC WITHDRAWAL OR DOLLAR COST AVERAGING" OPTION IS SELECTED.)

19      AUTOMATIC PARTIAL SURRENDER
--------------------------------------------------------------------------------
        The Owner may select to partially surrender up to 10% of the Contract value annually, payable in equal annual, semi-annual, quarterly, or monthly installments of at least $200 per month. To be eligible, a minimum initial premium of $25,000 must accompany this application. A penalty tax equal to 10% of the amount of the partial surrenders treated as taxable income will generally be imposed on the partial surrenders prior to the Owner's age 59 1/2. Partial surrenders will be processed on the date specified herein. If the date an Automatic Partial Surrender transaction would otherwise be processed falls on a non-business day, the Automatic Partial Surrender will be processed on the next business day. For Tax-Qualified contracts, or if the Owner is a resident of a community property state, spousal signature is required. If an alternate payee is designated, and the payee is a bank account, the Automatic Partial Surrender will be directly deposited by electronic funds transfer. If the payee is not a bank, please allow 7 to 10 days for receipt of funds by mail. Indicate whether or not to withhold Federal income tax from the partial surrender payments. *AUTOMATIC PARTIAL SURRENDERS IS NOT AVAILABLE FOR ANY AMOUNTS IN THE FIXED ACCOUNT (NOTE:
        THIS OPTION IS NOT AVAILABLE IF "DOLLAR COST AVERAGING OR ASSET REBALANCING" OPTION IS SELECTED.)

20      APPROVAL OF OPTIONAL FEATURES
--------------------------------------------------------------------------------
        If any of the Optional features available in Section(s) 14, 15, 16, 17, and 18 have been selected, please complete this section by printing and signing your name as indicated.

        For assistance in completing this application, please call your dedicated "800" line and dial extension 6525 for our Sales Support Team.

PLEASE MAIL APPLICATION AND CHECK PAYABLE TO:          IF OVERNIGHT DELIVERY:
Western Reserve Life Assurance Co. of Ohio             Western Reserve Life Assurance Co. of Ohio
Attention: Annuity Department                          Attention: Annuity Department
P.O. Box 9051                                          8550 Ulmerton Road, Suite 101
Clearwater, FL 33758                                   Largo, FL 33771

--------------------------------------------------------------------------------
AA00102

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,
                    P.O. BOX 9051, CLEARWATER, FLORIDA 33758

Variable Annuity Application

1       ANNUITANT
--------------------------------------------------------------------------------


        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City                            State                     Zip

        ------------------------------------------------------------------------
        Social Security Number

        [ ]  male
        [ ]  female


        ------------------------------------------------------------------------
        Date of Birth (mm/dd/yyyy)

        (   )
        ------------------------------------------------------------------------
        Daytime Telephone

2       CONTRACT OWNER (IF OTHER THAN ANNUITANT)
--------------------------------------------------------------------------------


        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City                            State                     Zip

        ------------------------------------------------------------------------
        Social Security Number or Tax I.D. Number

        [ ]  male
        [ ]  female


        ------------------------------------------------------------------------
        Date of Birth (mm/dd/yyyy)

        (   )
        ------------------------------------------------------------------------
        Daytime Telephone

3       JOINT CONTRACT OWNER (OPTIONAL)
        (If Elected - Must Be Spouse of Owner)
--------------------------------------------------------------------------------


        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City                            State                     Zip

        ------------------------------------------------------------------------
        Social Security Number or Tax I.D. Number

        [ ]  male
        [ ]  female


        ------------------------------------------------------------------------
        Date of Birth (mm/dd/yyyy)

        (   )
        ------------------------------------------------------------------------
        Daytime Telephone

4       BENEFICIARY DESIGNATION
--------------------------------------------------------------------------------

        PRIMARY BENEFICIARY
        Name                Relationship to Annuitant               Percentage

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        CONTINGENT BENEFICIARY
        Name                Relationship to Annuitant               Percentage

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        (IF MORE THAN ONE PRIMARY OR CONTINGENT BENEFICIARY IS DESIGNATED, PROCEEDS WILL BE DIVIDED EQUALLY AMONG THE SURVIVORS WITHIN THE CLASSIFICATION UNLESS OTHERWISE INDICATED.)

5       NAME OF ANNUITY
--------------------------------------------------------------------------------

        [ ]  WRL Freedom Premier


6       TYPE OF PLAN (See Prospectus For Minimum Contributions)
--------------------------------------------------------------------------------

        [ ]  Non-Qualified        [ ]  SEP/IRA      [ ]  SIMPLE IRA
        [ ]  Roth IRA             [ ]  IRA

        (Indicate the source of the IRA below)
        [ ]  Transfer             [ ]  Conduit
        [ ]  Rollover/Direct Rollover
        [ ]  Conversion: tax year __________________

        [ ]  Contributory: tax year ________________

        [ ]  Other


7       REPLACEMENT (REQUIRED)
--------------------------------------------------------------------------------

        Is this annuity intended to replace (in whole or in part) an existing life insurance policy or annuity contract?

        [ ]  Yes
        [ ]  No

        If Yes, please provide the name and the policy or contract number below:


        ------------------------------------------------------------------------
        Company


        ------------------------------------------------------------------------
        Policy or Contract Number


--------------------------------------------------------------------------------
AA00102                               [1]

8       INITIAL PREMIUM
--------------------------------------------------------------------------------
        Make Check Payable to "Western Reserve Life"

        $_______________________________________________________________________
        [ ]  Automatic Monthly Investing (Complete section No. 15)


9       SPECIAL INSTRUCTIONS
--------------------------------------------------------------------------------


        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------


10      ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
        [ ] Yes, Please send me a statement of additional information.


11      INVESTMENT SELECTION**
--------------------------------------------------------------------------------


        WRL Janus Growth ______________________________________________________%
        WRL Janus Global ______________________________________________________%
        WRL Alger Aggressive Growth ___________________________________________%
        WRL VKAM Emerging Growth ______________________________________________%
        WRL AEGON Bond ________________________________________________________%
        WRL AEGON Balanced ____________________________________________________%
        WRL LKCM Strategic Total Return _______________________________________%
        WRL Federated Growth & Income _________________________________________%
        WRL J.P. Morgan Money Market __________________________________________%
        WRL J.P. Morgan Real Estate Securities ________________________________%
        WRL Dean Asset Allocation _____________________________________________%
        WRL GE U.S. Equity ____________________________________________________%
        WRL GE/Scottish Equitable International Equity ________________________% WRL Third Avenue Value ________________________________________________%
        WRL NWQ Value Equity __________________________________________________%
        WRL C.A.S.E. Growth ___________________________________________________%
        WRL Goldman Sachs Growth ______________________________________________%
        WRL Goldman Sachs Small Cap ___________________________________________%
        WRL T. Rowe Price Dividend Growth _____________________________________%
        WRL T. Rowe Price Small Cap ___________________________________________%
        WRL Salomon All Cap ___________________________________________________%
        WRL Pilgrim Baxter Mid Cap Growth _____________________________________%
        WRL Dreyfus Mid Cap ___________________________________________________%
        Fixed Account _________________________________________________________%
        Other _________________________________________________________________%
        Other _________________________________________________________________%
        ** In some states the initial premium payment will be allocated to the WRL J.P. Morgan Money Market subaccount during the right to examine period.

12      STATEMENT OF OWNER (IF APPLICABLE, COMPLETE THE STATE SPECIFIC FRAUD
        WARNING)
--------------------------------------------------------------------------------
        I hereby represent my answers on this application are true and complete to the best of my knowledge and belief. I agree that this application shall be a part of the annuity contract. I have received a current Prospectus for the contract applied for. I understand that I should consult my own tax advisor and/or legal counsel as to the consequences of using this product in conjunction with my own particular tax or financial plan. I UNDERSTAND THAT UNDER THE CONTRACT APPLIED FOR VALUES MAY INCREASE OR DECREASE DEPENDING UPON INVESTMENT EXPERIENCE. I also state that the contract is in accordance with my financial objectives.
          * The standard maturity date is the anniversary nearest Annuitant's age 95. The standard annuity option is variable account life with 120 monthly payments guaranteed. Option to change election is permitted by the contract.
        Under penalty of perjury, I (the owner) certify that my Taxpayer I.D. Number is correct as it appears on the application and that I am not subject to backup withholding.



-----------------------------------------------------------------------------------------------------
Signed in (State)      Date Signed        Signature of Contract Owner        Signature of Joint Owner


13     BROKER/DEALER INFORMATION (FOR REGISTERED REPRESENTATIVE USE ONLY)
--------------------------------------------------------------------------------
       I certify that (1) the Applicant signed this completed Application in my presence; (2) I am authorized and qualified to discuss the contract herein applied for.


       ------------------------------------------------------------------------
       Registered Representative Signature             Date

       ------------------------------------------------------------------------
       Print RR Name, WRL RR Number, Production %, State License (If Applicable)

       ------------------------------------------------------------------------
       Registered Representative Telephone Number

       [ ] [ ] [ ] [ ] [ ]   High      Mid       Level
                             -------------------------
                                      Circle

       ------------------------------------------------------------------------
       Name of Broker/Dealer              Dealer Number           Dealer Branch


       ------------------------------------------------------------------------
       Print RR Name, WRL RR Number, Production %, State License (If Applicable)


       ------------------------------------------------------------------------
       Print RR Name, WRL RR Number, Production %, State License (If Applicable)


       ------------------------------------------------------------------------
       Registered Representative Fax Number

       *Do you have any reason to believe that the contract applied for is to replace an existing annuity contract or life policy? [ ] Yes [ ] No

--------------------------------------------------------------------------------
A00102                                [2]

Optional Features

14      TELEPHONE TRANSACTIONS (SEE PROSPECTUS FOR TELEPHONE TRANSACTIONS
        PROCEDURES)
--------------------------------------------------------------------------------

        Your variable annuity contract will automatically receive telephone transfer and withdrawal privileges described in the applicable prospectus unless instructions to the contrary are indicated below. These privileges allow you to give the registered representative/agent of record for your contract authority to make telephone transfers or withdrawals and to change the allocation of future payments among the Sub-Accounts and The Fixed Account (restrictions may apply) on your behalf according to your instructions.
        [ ]  I do NOT want telephone transfer privileges.
        [ ]  I do NOT want telephone withdrawal privileges.

15      AUTOMATIC MONTHLY INVESTING  (ATTACH VOIDED CHECK)
--------------------------------------------------------------------------------
        [ ] I authorize the making of Purchase Payments by electronic funds transfer on a monthly basis, in the amount of $_________________, beginning on the __________ day of each month (except the 29th, 30th, or 31st). I have attached to this form a voided, unsigned check from the bank account to be debited. I may notify Western Reserve Life in writing at the Administrative Office to cancel this authorization at any time. (NOTE: CREDIT UNIONS AND SAVINGS ACCOUNTS MAY NOT BE ELIGIBLE PLEASE CONSULT YOUR BANKING INSTITUTION.)

16 DOLLAR COST AVERAGING ("DCA") (MINIMUM OF $5,000 IN EACH SUB-ACCOUNT OR FIXED ACCOUNT* REQUIRED)
--------------------------------------------------------------------------------
        I hereby request and authorize Western Reserve Life to transfer funds from the selected Sub-Account(s) or Fixed Account* to invest in the portfolio(s), in the amount indicated below. The transfers are to be made on the ___________ day of the month (except the 29th, 30th, or 31st for ___________ months. (minimum of 6 months, maximum of 24 months.) The minimum total to be transferred each month is $100.

        Transfer From:  $_____________    $________________      $______________
                         Bond              Fixed Account*         Money Market

        Transfer To:

        ___________     $_____________     ________________      $______________
        ___________     $_____________     ________________      $______________
        ___________     $_____________     ________________      $______________

        Note: The first transfer will take place the month following the issuance of the contract. I understand that DCA transfers do not guarantee a profit and do not protect against a loss. I further understand and agree: (1) Western Reserve Life shall not be subjected to any claim, loss, liability, cost or expense if it acts in reliance upon the instructions contained in the authorization; and (2) this authorization shall not affect the allocation of future net purchase payments; and (3) once elected, transfers will be processed monthly until the date Western Reserve Life receives written instructions from me at the Administrative Office to cancel the monthly DCA transfers. The scheduled time as indicated above has ended or the date Western Reserve Life discontinues this DCA transfer privilege.
        (* NO MORE THAN 1/10 OF THE AMOUNT IN THE FIXED ACCOUNT AT THE BEGINNING OF THE DOLLAR COST AVERAGING CAN BE TRANSFERRED EACH MONTH.)

17      DEATH BENEFIT OPTIONS (MUST BE CHOSEN PRIOR TO CONTRACT ISSUE DATE)
--------------------------------------------------------------------------------
        Guaranteed Minimum Death Benefit        [ ]  Yes  [ ]  No
        Annual 6% Compound Death Benefit        [ ]  Yes  [ ]  No

17A     ADDITIONAL BENEFITS
--------------------------------------------------------------------------------
       Guaranteed Minimum Income Benefit        [ ]  Yes  [ ]  No

18      ASSET REBALANCING (MINIMUM INITIAL PURCHASE PAYMENT OF $5,000)
--------------------------------------------------------------------------------
        I hereby request and authorize Western Reserve Life to automatically transfer amounts among the chosen Sub-Accounts (as indicated below) on the frequency selected to maintain a desired allocation of the Annuity Purchase Value among the various Sub-Accounts offered.
        Frequency: [ ] Quarterly    [ ] Semi-Annual    [ ] Annual    [ ] Monthly

        %________ WRL Janus Growth
        %________ WRL Janus Global
        %________ WRL Alger Aggressive Growth
        %________ WRL VKAM Emerging Growth
        %________ WRL AEGON Bond
        %________ WRL AEGON Balanced
        %________ WRL LKCM Strategic Total Return
        %________ WRL Federated Growth & Income
        %________ WRL J.P. Morgan Money Market
        %________ WRL J.P. Morgan Real Estate Securities
        %________ WRL Dean Asset Allocation
        %________ WRL GE U.S. Equity
        %________ WRL GE/Scottish Equitable International Equity
        %________ WRL Third Avenue Value
        %________ WRL NWQ Value Equity
        %________ WRL C.A.S.E.
        %________ WRL Goldman Sachs Growth
        %________ WRL Goldman Sachs Small Cap
        %________ WRL T. Rowe Price Dividend Growth
        %________ WRL T. Rowe Price Small Cap
        %________ WRL Salomon All Cap
        %________ WRL Pilgrim Baxter Mid Cap Growth
        %________ WRL Dreyfus Mid Cap
        %________ Other
        %________ Other
        %________ Other
        [ ] Pro-Rata
        (THE PERCENT % MUST EQUAL 100%)

        Note: Western Reserve Life will effect the initial rebalancing of the Cash Value on the next such anniversary, in accordance with the Contract's current Net Purchase Payment Allocation schedule. Asset Rebalancing will be processed in the frequency requested until the earlier of: (a) the date Western Reserve Life receives written instructions from me at the Administrative Office to cancel the Asset Rebalancing or (b) the date any transfer is made to, or from any Sub-Account, other than a scheduled rebalancing: or (c) the date Western Reserve Life discontinues this Asset Rebalancing privilege. Asset rebalancing is not available for any amounts in the Fixed Account.

        APPROVAL SIGNATURES FOR OPTIONS 14, 15, 16 AND 17 ARE REQUIRED ON THE NEXT PAGE.

--------------------------------------------------------------------------------
AA00102                               [3]

                                                               Optional Features

19      AUTOMATIC PARTIAL SURRENDERS (MINIMUM INITIAL PREMIUM OF $25,000)
--------------------------------------------------------------------------------
        Subject to the provisions of the prospectus and this authorization, I hereby request and authorize Western Reserve Life to systematically make partial surrenders of as follows:

               Amount $______________________________
               Frequency:     [ ] Annual   [ ] Semi-Annual   [ ] Quarterly   [ ] Monthly
               Begin date (mm/dd/yyyy): ______________________(Except 29th, 30th, or 31st)
               Type of Partial Surrender (Check One)
               [ ] Standard Systematic Partial Surrenders
               [ ] 72T/72Q (Substantially Equal Payments)
               [ ] RMD (Required Minimum Distribution)

        from the Sub-Accounts shown below and to make payment to me unless a different payee is named below.
        (72T calculation and disclosure must accompany.)
        Alternate Payee Designation: If the alternate payee is a Bank Account, Please attach a voided check for direct deposit by electronic funds transfer.
        NOTE: PROVIDE THE FOLLOWING INFORMATION ONLY IF THE NAME OF THE PAYEE DIFFERS FROM THE OWNER. WESTERN RESERVE LIFE IS DIRECTED TO MAKE MONTHLY AUTOMATIC PARTIAL SURRENDER PAYMENTS TO:

        ________________________________________________________________________
        Payee Name or Bank (Attach a voided check for bank payee)

        ________________________________________________________________________
        Bank Account - Routing Number

        ________________________________________________________________________
        Address                     City                 State         Zip


        AUTOMATIC PARTIAL SURRENDERS REQUIRE A MINIMUM INITIAL PREMIUM OF $25,000 (FIXED ACCOUNT NOT AVAILABLE) AGGREGATE PARTIAL SURRENDER CANNOT EXCEED 10% OF CASH VALUE ANNUALLY
        ------------------------------------------------------------------------
        Amounts received as partial surrenders from non-tax qualified annuity contracts prior to the maturity date are first treated as taxable income to the extent of any gain. Additionally, a penalty tax equal to 10% of the amount treated as taxable gain will generally be imposed on partial surrenders made prior to the Owner's age 59 1/2. This authorization applies only to this Western Reserve Life application/contract being applied for. A separate authorization must be completed for any additional Variable Annuity Contracts owned. I understand and agree to the terms and conditions as set forth in the Prospectus.

        ELECTION FOR RECIPIENTS OF PERIODIC PAYMENTS - INSTRUCTIONS
        (FAILURE TO COMPLETE THIS SECTION MAY RESULT IN A DELAY OF REQUESTED WITHDRAWALS)
        ------------------------------------------------------------------------
        [ ] Check box A if you do not want any Federal income tax withheld from your annuity partial surrender payments.
        [ ] Check box B if you do want Federal income tax withheld from your annuity partial surrender payments.
        Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your annuity payments. You may also be subject to tax penalties under the estimated tax payment rules if your payment of estimated tax and withholding, if any, is inadequate.
               (CHECK ONE ONLY)
               A [ ] I do not want to have Federal income tax withheld from my annuity partial surrender payments.
               B [ ] I wish to have Federal income tax withheld from my annuity partial surrender payments: ________________%
                     (If percentage not indicated, 10% will be withheld.)

        Sub-Account Partial Surrender Allocation

        $____________ WRL Janus Growth
        $____________ WRL Janus Global
        $____________ WRL Alger Aggressive Growth
        $____________ WRL VKAM Emerging Growth
        $____________ WRL AEGON Bond
        $____________ WRL AEGON Balanced
        $____________ WRL LKCM Strategic Total Return
        $____________ WRL Federated Growth & Income
        $____________ WRL J.P. Morgan Money Market
        $____________ WRL J.P. Morgan Real Estate Securities
        $____________ WRL Dean Asset Allocation
        $____________ WRL GE U.S. Equity
        $____________ WRL GE/Scottish Equitable International Equity $____________ WRL Third Avenue Value
        $____________ WRL NWQ Value Equity
        $____________ WRL C.A.S.E. Growth
        $____________ WRL Goldman Sachs Growth
        $____________ WRL Goldmand Sachs Small Cap
        $____________ WRL T. Rowe Price Dividend Growth
        $____________ WRL T. Rowe Price Small Cap
        $____________ WRL Salomon All Cap
        $____________ WRL Pilgrim Baxter Mid Cap Growth
        $____________ WRL Dreyfus Mid Cap
        $____________ WRL Fixed Account
        $____________ Other
        $____________ Other


20      APPROVAL OF OPTIONAL FEATURES
--------------------------------------------------------------------------------
        By signing below, I hereby attest that I have selected the options available in any or all Optional Features in Sections 14, 15, 16, 17, 18, and 19, according to the information which I have entered in each section.

        ---------------------------------------------------------------------------------------------------
        Owner's Name - Please Print                         Owner's Signature                     Date


        ---------------------------------------------------------------------------------------------------
        Name of Joint Owner/Spouse - Please Print           Signature of Joint Owner/Spouse *     Date

        * Signature of Spouse required if the contract is a Tax-Qualified plan or if the Owner is a resident of a community property state.

--------------------------------------------------------------------------------
AA00102                                [4]

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                 P.O. BOX 9051
                           CLEARWATER, FLORIDA 33758

                                 FRAUD WARNING

The following states require that contract owners acknowledge a fraud warning statement. Please refer to the fraud warning statement for your state as indicated below.

For contract owners in          ARKANSAS/LOUISIANA

                        Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

                        ________________________________________________________
                        Signature of Contract Owner                   Date

For contract owners in          COLORADO

                        It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

                        ________________________________________________________
                        Signature of Contract Owner                   Date

For contract owners in          DISTRICT OF COLUMBIA

                        It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

                        ________________________________________________________
                        Signature of Contract Owner                   Date

For contract owners in          FLORIDA

                        Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony in the third degree.

                        ________________________________________________________
                        Signature of Contract Owner                   Date

For contract owners in          KENTUCKY,  OHIO and PENNSYLVANIA

                        Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

                        ________________________________________________________
                        Signature of Contract Owner                   Date

For contract owners in          NEW JERSEY

                        Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

                        ________________________________________________________
                        Signature of Contract Owner                   Date

For contract owners in          NEW MEXICO

                        Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and criminal penalties.

                        ________________________________________________________
                        Signature of Contract Owner                   Date

For contract owners in          VIRGINIA/MAINE

                        It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

                        ________________________________________________________
                        Signature of Contract Owner                   Date


--------------------------------------------------------------------------------
AA00102                                 [5]